Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-3 No. 333-164538), of Bottomline Technologies (de), Inc.

(2)	Registration Statement (Form S-3 No. 333-128295), of Bottomline Technologies (de), Inc.

(3)	Registration Statement (Form S-3 No. 333-122906), of Bottomline Technologies (de), Inc.

(4)	Registration Statement (Form S-3 No. 333-116196), of Bottomline Technologies (de), Inc.

(5)	Registration Statement (Form S-3 No. 333-102064), of Bottomline Technologies (de), Inc.

(6)	Registration Statement (Form S-3 No. 333-73366), of Bottomline Technologies (de), Inc.

(7)	Registration Statement (Form S-3 No. 333-62330), of Bottomline Technologies (de), Inc.

(8)	Registration Statement (Form S-3 No. 333-50810), of Bottomline Technologies (de), Inc.

(9)	Registration Statement (Form S-3 No. 333-43842), of Bottomline Technologies (de), Inc.

(10)	Registration Statement (Form S-8 No. 333-164536), pertaining to the 2009 Stock Incentive Plan of Bottomline Technologies (de), Inc.

(11)	Registration Statement (Form S-8 No. 333-153477), pertaining to the 2000 Stock Incentive Plan of Bottomline Technologies (de), Inc.

(12)	Registration Statement (Form S-8 No. 333-146051), pertaining to the 2000 Stock Incentive Plan of Bottomline Technologies (de), Inc.

(13)	Registration Statement (Form S-8 No. 333-140235), pertaining to the 2000 Stock Incentive Plan of Bottomline Technologies (de), Inc.

(14)	Registration Statement (Form S-8 No. 333-125464), pertaining to the 2000 Stock Incentive Plan of Bottomline Technologies (de), Inc.

(15)	Registration Statement (Form S-8 No. 333-125463), pertaining to the 2000 Employee Stock Purchase Plan of Bottomline Technologies (de), Inc.

(16)	Registration Statement (Form S-8 No. 333-111803), pertaining to the 2000 Stock Incentive Plan of Bottomline Technologies (de), Inc.

(17)	Registration Statement (Form S-8 No. 333-102060), pertaining to the 2000 Stock Incentive Plan of Bottomline Technologies (de), Inc.

(18)	Registration Statement (Form S-8 No. 333-65044), pertaining to the 2000 Stock Incentive Plan of Bottomline Technologies (de), Inc.

(19)	Registration Statement (Form S-8 No. 333-50418), pertaining to the 1990 Incentive Stock Option Plan and the 1997 Incentive Stock Option Plan of Bottomline Technologies (de), Inc.

(20)	Registration Statement (Form S-8 No. 333-50202), pertaining to the 2000 Stock Incentive Plan and the 2000 Employee Stock Purchase Plan of Bottomline Technologies (de), Inc.

(21)	Registration Statement (Form S-8 No. 333-78473), pertaining to the 1998 Director Stock Option Plan of Bottomline Technologies (de), Inc.

(22)	Registration Statement (Form S-8 No. 333-78471), pertaining to the 1998 Employee Stock Purchase Plan of Bottomline Technologies (de), Inc.

(23)	Registration Statement (Form S-8 No. 333-78469), pertaining to the Amended and Restated 1989 Stock Option Plan of Bottomline Technologies (de), Inc

(24)	Registration Statement (Form S-8 No. 333-78467), pertaining to the Amended and Restated 1997 Stock Incentive Plan of Bottomline Technologies (de), Inc

of our reports dated September 10, 2010, with respect to the consolidated financial statements and schedule of Bottomline Technologies (de), Inc. and the effectiveness of internal control over financial reporting of Bottomline Technologies (de), Inc., included in this Annual Report (Form 10-K) of Bottomline Technologies, (de) Inc. for the year ended June 30, 2010.

/s/ Ernst & Young LLP

Boston, Massachusetts
September 10, 2010